UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09261

Foxby Corp.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices)     (Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:    1-212-344-6310

Date of fiscal year end: 12/31

Date of reporting period: 1/1/11 - 6/30/11

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

FOXBY
CORP.

SEMI-ANNUAL REPORT
June 30, 2011

Ticker:
FXBY

11 Hanover Square
New York, NY  10005

www.FoxbyCorp.com

INVESTMENTS BY INDUSTRY*

Money Market Fund, 1.96%
Operative Builders, 2.29%
Retail - Consulting & Investment, 2.49%
Services - Prepackaged Software, 3.45%
National Commercial Banks, 3.73%
Surgical & Medical Instruments & Apparatus, 4.20%
Retail - Variety Stores, 4.47%
Trucking & Courier Services, 4.84%
Security Brokers, Dealers & Flotation Companies, 4.98%
Retail - Eating Places, 5.60%
Information Retrieval Services, 5.60%
Electronic Computers, 15.60%
Retail - Catalog & Mail Order Houses, 9.05%
Investment Advice, 8.71%
Petroleum Refining, 6.55%
Fire, Marine & Casualty Insurance, 5.99%
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics, 5.63%
Retail - Lumber & Other Building Materials Dealers, 5.61%

*
Investments by industry use approximate percentages of net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors. Industry percentages of less than 0.01% are not shown.

FOXBY CORP.	Ticker: FXBY

11 Hanover Square, New York, NY 10005 www.FoxbyCorp.com

                    July 21, 2011

Dear Shareholders:

    It is a pleasure to submit this Foxby Corp. 2011 Semi-Annual Report for shareholders and to welcome our new Foxby Corp. shareholders who find the Fund’s flexible total return investment approach attractive.  As a closed end fund seeking total return, the Fund may invest in equity and fixed income securities of both new and seasoned U.S. and foreign issuers, including securities convertible into common stock and debt securities, closed end funds, and mutual funds.  The Fund uses a flexible strategy in the selection of securities and is not limited by the issuer’s location, industry, or market capitalization. The Fund may employ aggressive and speculative investment techniques, such as selling securities short, employing  futures and options, derivatives, and borrowing money for investment purposes, a strategy known as "leverage.” A potential benefit of its closed end structure, the Fund may invest without limit in illiquid investments such as private placements and private companies. The Fund may also invest defensively in high grade money market instruments.

Economic and Market Report

While the global economy is no longer in crisis, according to a recent report of the World Bank, economic activity in developing countries has recently slowed due to the earthquake and tsunami in Japan and political turmoil in the Middle East and North Africa. Possibly, economic activity has further dampened by uncertainty over the ongoing sovereign debt crisis in Europe and the debt ceiling impasse in the United States.  Interestingly, the World Bank forecasts global growth to remain strong from 2011 through 2013, strengthening from 3.2% in 2011 to a 3.6% pace in each of 2012 and 2013.

In the United States, economic activity in the manufacturing sector expanded in June for the 23rd consecutive month, but non-manufacturing declined, indicating a slowing of service sector growth, according to the Institute of Supply Management.  In keeping its target rate to a range of between 0% and 0.25% -- which has been in effect since December 2008 -- the U.S. Federal Reserve Open Market Committee (FOMC) noted at its June meeting that recent economic data had been weaker than expected, and expressed caution about the likely pace of improvement in the economy over coming quarters.  Specific concerns of the FOMC were recent increases in the prices of food and energy (with annualized general inflation recently over 3%), damped consumer spending and sentiment, the pace of business investment and hiring, unemployment, and the depressed housing sector.  Slowing growth appears to be leading to a jobless recovery in the United States.  In the recent quarter, real personal income and spending weakened and the number of Americans working in full time jobs is actually down slightly from June 2010. Other economic indicators in the second quarter also generally weakened, and the Federal Reserve recently reduced current and future quarterly GDP estimates.

Total Return Strategy

In view of these unsettled economic and market conditions, the Fund’s strategy in the first half of 2011 was to maintain its focus on large, quality companies with attractive valuations, in concentrated, individual positions. Additions to the portfolio over the period included United Parcel Service, Inc., 3M Company, and Chevron Corporation. The Fund’s holdings of Pfizer Inc. and Research in Motion Limited were sold.  Currently, the Fund’s holdings include some of the largest and best known U.S. companies in the technology, investment management, insurance, and retail industries.  The Fund’s strategy resulted in a net asset value total return in the six months of 0.58% with a market return for the Fund’s shares of 9.09%, as the market price discount to net asset value diminished over the period. Our current view of financial conditions continues to suggest that the Fund may benefit during the remainder of 2011 from its flexible portfolio approach, investing opportunistically in a variety of markets, and employing aggressive and speculative investment techniques as deemed appropriate.

At June 30, 2011, the Fund’s portfolio consisted of 25 holdings, and the top ten holdings comprised approximately 71% of its total assets. As the Fund pursues its total return objective through its flexible investment approach, these holdings and allocations are subject to substantial change at any time. We thank you for investing in the Fund and share your enthusiasm for the Fund, as evidenced by the fact that affiliates of CEF Advisers, Inc., the Fund’s Investment Manager, own approximately 24% of the Fund’s shares. We look forward to serving your investment needs over the years ahead.

Sincerely,

Bassett S. Winmill Chairman and Portfolio Manager

FOXBY CORP.

TOP TEN HOLDINGS
AT JUNE 30, 2011

1.	Apple Inc.	6.	The Home Depot, Inc.

2.	Amazon.com, Inc.	7.	Google Inc.

3.	Franklin Resources, Inc.	8.	McDonald’s Corp.

4.	Berkshire Hathaway, Inc., Class B	9.	United Parcel Service, Inc.

5.	The Procter & Gamble Company	10.	Exxon Mobil Corp.

Top ten holdings comprise approximately 71% of total net assets. Portfolio holdings are subject to change. This portfolio information should not be considered as a recommendation to purchase or sell a particular security.

FOXBY CORP.

SCHEDULE OF PORTFOLIO INVESTMENTS - (UNAUDITED)
JUNE 30, 2011

Shares		Cost	Value
	COMMON STOCKS (96.30%)
	Diamond Exploration & Project Development (0%)
185,937	Etruscan Diamonds Ltd. (a) (b)	$320,129	$0

	Electronic Computers (15.60%)
2,100	Apple Inc. (a)	430,978	704,907

	Fire, Marine & Casualty Insurance (5.99%)
3,500	Berkshire Hathaway, Inc., Class B (a) (c)	296,368	270,865

	Information Retrieval Services (5.60%)
500	Google Inc. (a)	231,910	253,190

	Insurance Agents, Brokers & Services (0%)
75,000	Safety Intelligence Systems Corp. (a) (b)	225,000	0

	Investment Advice (8.71%)
3,000	Franklin Resources, Inc. (c)	303,381	393,870

	National Commercial Banks (3.73%)
6,000	Wells Fargo & Company (c)	163,265	168,360

	Operative Builders (2.29%)
5,000	Toll Brothers, Inc. (a) (c)	116,698	103,700

	Petroleum Refining (6.55%)
900	Chevron Corp	90,629	92,556
2,500	Exxon Mobil Corp	171,549	203,450
		262,178	296,006
	Retail - Catalog & Mail Order Houses (9.05%)
2,000	Amazon.com, Inc. (a)	170,440	408,980

	Retail - Consulting & Investment (0%)
72,728	Amerivon Holdings LLC (b)	0	0

	Retail - Eating Places (5.60%)
3,000	McDonald’s Corp	167,748	252,960

	Retail - Lumber & Other Building Materials Dealers (5.61%)
7,000	The Home Depot, Inc	191,873	253,540

	Retail - Variety Stores (4.47%)
3,800	Wal-Mart Stores, Inc. (c)	196,260	201,932

	Security Brokers, Dealers & Flotation Companies (4.98%)
1,000	The Goldman Sachs Group, Inc. (c)	184,940	133,090
4,000	Morgan Stanley	120,560	92,040
		305,500	225,130

See notes to financial statements.
FOXBY CORP.

SCHEDULE OF PORTFOLIO INVESTMENTS - (UNAUDITED)

Shares		Cost	Value
	COMMON STOCKS (continued)
	Services - Prepackaged Software (3.45%)
6,000	Microsoft Corp	$141,020	$156,000

	Smelting (0%)
82,111	China Silicon Corporation (a) (b)	56,882	0

	Soap, Detergents, Cleaning Preparations, Perfumes,
	Cosmetics (5.63%)
4,000	The Procter & Gamble Company	234,390	254,280

	Surgical & Medical Instruments & Apparatus (4.20%)
2,000	3M Company	185,130	189,700

	Trucking & Courier Services (4.84%)
3,000	United Parcel Service, Inc. (c)	221,388	218,790
	Total common stocks	4,220,538	4,352,210

	PREFERRED STOCKS (2.49%)
	Retail - Consulting & Investment (2.49%)
163,711	Amerivon Holdings LLC (b)	450,240	112,552

	Smelting (0%)
945	China Silicon Corporation (a) (b)	224,910	0

	Total preferred stocks	675,150	112,552

	MONEY MARKET FUND (1.96%)
88,447	SSgA Money Market Fund, 7 day annualized yield 0.01%	88,447	88,447

	SECURITIES HELD AS COLLATERAL ON
	LOANED SECURITIES (28.38%)
1,282,832	State Street Navigator Securities Lending Prime Portfolio	1,282,832	1,282,832

	Total investments (129.13%)	$6,266,967	5,836,041

	Liabilities in excess of other assets (-29.13%)		(1,316,527)

	Net assets (100.00%)		$4,519,514

	(a) Non-income producing.
	(b) Illiquid and/or restricted security that has been fair valued.
	(c) All or a portion of this security was on loan.

See notes to financial statements.
FOXBY CORP.

STATEMENT OF ASSETS AND LIABILITIES		STATEMENT OF OPERATIONS
June 30, 2011 (Unaudited)		Six Months Ended June 30, 2011 (Unaudited)

ASSETS		INVESTMENT INCOME
Investments at value (cost: $6,266,967)	$5,836,041	Dividends	$42,444
Receivables		Income from securities loaned	641
Dividends	750	Total investment income	43,085
Income from securities loaned	146
Other assets	220	EXPENSES
Total assets	5,837,157	Investment management	11,370
		Bookkeeping and pricing	9,050
LIABILITIES		Auditing	8,980
Collateral on securities loaned, at value	1,282,832	Administrative services	3,546
Payables		Shareholder communications	3,507
Accrued expenses	30,862	Legal	2,220
Administrative services	2,245	Transfer agent	1,712
Investment management fee	1,704	Directors	1,630
Total liabilities	1,317,643	Other	1,540
		Interest and fees on bank credit facility	501
NET ASSETS	$4,519,514	Total expenses	44,056
		Net investment loss	(971)
NET ASSET VALUE PER SHARE
(applicable to 2,610,050		REALIZED AND UNREALIZED GAIN (LOSS)
shares outstanding: 500,000,000		Net realized loss on investments	(49,885)
shares of $.01 par value authorized)	$1.73	Unrealized appreciation on investments	79,092
		Net realized and unrealized gain	29,207
NET ASSETS CONSIST OF		Net increase in net assets resulting
Paid in capital	$8,843,414	from operations	$28,236
Accumulated net investment loss	(971)
Accumulated net realized loss on
Investments	(3,892,003)
Net unrealized depreciation
on investments and foreign currencies	(430,926)
	$4,519,514

See notes to financial statements.
FOXBY CORP.

STATEMENTS OF CHANGES IN NET ASSETS
(Unaudited)
	Six Months Ended June 30, 2011	Year Ended December 31, 2010
OPERATIONS
Net investment loss	$(971)	$(17,065)
Net realized loss	(49,885)	(791,086)
Change in unrealized appreciation	79,092	997,463
Net increase in net assets resulting from operations	28,236	189,312

Total increase in net assets	28,236	189,312

NET ASSETS
Beginning of period	4,491,278	4,301,966

End of period	$4,519,514	$4,491,278

End of period net assets include undistributed net investment loss	$(971)	$-

See notes to financial statements.
FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2011

1. Organization and Significant Accounting Policies

Foxby Corp., a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified, closed end management investment company whose shares are quoted over the counter under the ticker symbol FXBY. The Fund’s non-fundamental investment objective is total return which it may seek from growth of capital and from income in any security type and in any industry sec-tor. The Fund retains CEF Advisers, Inc. as its Investment Manager.

The following is a summary of the Fund’s significant accounting policies:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Certain of the securities in which the Fund may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services.  Open end investment companies are valued at their net asset value.  Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when stockholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund’s Board of Directors, called “fair vlaue pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed.  These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to the change in foreign exchange rates for those investments.

Short Sales – The Fund may sell a security it does not own in anticipation of a decline in the market value of the security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale.  The Fund is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  Securities sold short result in off balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Derivatives – The Fund may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of their portfolio holdings or to generate potential gain. Derivatives are financial instruments that derive their values from other securities or commodities, or that are based on indices. Derivative instruments are marked to market with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.  Derivative instruments include written option, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements.
FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
Investments in Other Investment Companies – The Fund may invest in shares of other investment companies (the “Acquired Funds”) in accordance with the Act and related rules.  Shareholders in the Fund bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses.  Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of the Acquired Funds are reflected in the Fund’s total returns.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed).  Realized gains or losses are determined by specifically identifying the cost basis of the security sold.

Investment Income – Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as the Fund is notified.  Interest income is recorded on the accrual basis.  Taxes withheld on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed by the Investment Manager to have been incurred solely by the Fund are charged to the Fund. Expenses deemed by the Investment Manager to have been incurred jointly by the Fund and one or more of the investment companies for which the Investment Manager and its affiliates serve as investment manager (the “Fund Complex”) or other entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

Expense Reduction Arrangement – Through arrangements with the Fund’s custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. No credits were realized by the Fund during the periods covered by this report.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with income tax regulations and recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to its shareholders substantially all of its taxable income and net realized gains.  Foreign securities held by the Fund may be subject to foreign taxation.  Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2008 – 2010) or expected to be taken in the Fund’s 2011 tax returns.

Use of Estimates – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”), management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

2. Fees and Transactions with Related Parties

The Fund retains the Investment Manager pursuant to an Investment Management Agreement (“IMA”). Under the terms of the IMA, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1/2 of 1%.  Certain officers and directors of the Fund are officers and directors of the Investment Manager.   Pursuant to the IMA, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services.  For the six months ended June 30, 2011, the Fund incurred total administrative cost of $3,546, comprised of $2,315 and $1,231 for compliance and accounting services, respectively.

FOXBY CORP.

3. Distributions to Shareholders and Distributable Earnings

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Capital loss carryover	$(3,842,118)
Unrealized depreciation	(510,018)
$(4,352,136)

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

GAAP requires certain components of net assets to be classified differently for financial reporting than for tax reporting purposes. These differences have no effect on net assets or net asset value per share. These differences, which may result in distribution reclassifications, are primarily due to the expiration of capital loss carryovers. As of December 31, 2010, the Fund recorded the following financial reporting adjustments to the identified accounts to reflect those differences.

Decrease in	Decrease in	Decrease in
Accumulated	Accumulated Net	Paid in
Investment Loss	Realized Loss on Investments	Capital
$17,065	$413,970	$(431,035)

At December 31, 2010, the Fund had a net capital loss carryover of $3,842,118, of which $837,334, $211,845, $1,033,623, $964,048 and $795,268 expires in 2011, 2013, 2016, 2017, and 2018, respectively, that may be used to offset future realized capital gains for federal income tax purposes.

4. Fair Value Measurements

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•     Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.
•     Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default  rates, and similar data.
•     Level 3 – unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

 The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common and preferred stock). Equity securities traded on a national securities exchange or market are stated normally at the official closing price, last sale price or, if no sale has occurred, at the closing bid price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Preferred stock and other equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Restricted and/or illiquid securities. Restricted and/or illiquid securities for which quotations are not readily available are valued using fair value pricing. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s assets carried at fair value. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

	Level 1	Level 2	Level 3	Total
Assets
Investments, at value
Common stocks
Diamond Exploration and Project Development	$--	$--	$0	$0
Electronic Computers	704,907	--	--	704,907
Fire, Marine & Casualty Insurance	270,865	--	--	270,865
Information Retrieval Services	253,190	--	--	253,190
Insurance Agents, Brokers & Services	---	--	0	0
Investment Advice	393,870	--	--	393,870
National Commercial Banks	168,360	--	--	168,360
Operative Builders	103,700	--	--	103,700
Petroleum Refining	296,006	--	--	296,006
Retail - Catalog & Mail Order Houses	408,980	--	--	408,980
Retail - Consulting and Investment	--		0	0
Retail - Eating Places	252,960	--	--	252,960
Retail - Lumber & Other Building Materials
Dealers	253,540	--	--	253,540
Retail - Variety Stores	201,932	--	--	201,932
Security Brokers, Dealers & Flotation Companies	225,130	--	--	225,130
Services - Prepackaged Software	156,000	--	--	156,000
Smelting	--	--	0	0
Soap, Detergents, Cleaning Preparations,
Perfumes, Cosmetics	254,280	--	--	254,280
Surgical & Medical Instruments & Apparatus	189,700	--	_	189,700
Trucking & Courier Services	218,790	--	--	218,790
Preferred stocks
Retail - Consulting & Investment	--	--	112,552	112,552
Smelting	--	--	0	0
Money market fund	88,447	--	--	88,447
Securities held as collateral on loaned securities	1,282,832	--	--	1,282,832
Total investments, at value	$5,723,489	$--	$112,552	$5,836,041

FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

There were no transfers between level 1 and level 2 during the six months ended June 30, 2011.

The following is a reconciliation of level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Preferred Stocks	Warrants	Total
Balance at December 31, 2010	$0	$111,546	$0	$111,546
Cost of purchases	–	1,006	–	1,006
Proceeds from sales	–	–	(1)	(1)
Realized gain	–	–	1	1
Change in unrealized depreciation	–	–	–	–
Transfers in or out of level 3	–	–	–	–
Balance at June 30, 2011	$0	$112,552	$–	$112,552

5. Investment Transactions

Purchases and proceeds from sales of investment securities, excluding short term securities, aggregated $501,203 and $292,210, respectively, for the six months ended June 30, 2011. At June 30, 2011, for federal income tax purposes the aggregate cost of securities was $6,266,967 and net unrealized depreciation was $430,926, comprised of gross unrealized appreciation of $855,152 and gross unrealized depreciation of $1,286,078.

6. Illiquid and Restricted Securities

The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be considered illiquid and/or restricted.  Such securities have been valued using fair value pricing in accordance with the procedures described in Note 1.  Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material.  Illiquid and/or restricted securities owned at June 30, 2011 were as follows:

Security	Acquisition Date	Cost	Value
Amerivon Holdings LLC preferred shares	9/20/07	$450,240	$112,552
Amerivon Holdings LLC common equity units	9/20/07	0	0
China Silicon Corp. preferred shares	7/18/07	224,910	0
China Silicon Corp. common shares	2008-2010	56,882	0
Etruscan Diamonds Ltd.	2/28/07	320,129	0
Safety Intelligence Systems Corp.	9/05/02	225,000	0

		$1,277,161	$112,552

Percent of net assets		28%	2%

FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

7. Bank Credit Facility

Effective April 1, 2011, the Fund and the other Funds in the Fund Complex (the “Borrowers”) entered into a committed secured line of credit facility, which is subject to annual renewal, with State Street Bank and Trust Company (“SSB”),  the Fund’s custodian. The aggregate amount of the credit facility is $30,000,000.  The borrowing of each Borrower is collateralized by the underlying investments of such Borrower. SSB will make revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower, the least of 30% of the total net assets (as defined in the line of credit facility) of a Borrower, the maximum amount permitted pursuant to each Borrower’s investment policies, or as permitted under the Act. The commitment fee on this facility is 0.15% per annum on the unused portion of the commitment, based on a 360 day year. All loans under this facility will be available at the Borrower’s option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 1.10% per annum, calculated on the basis of actual days elapsed for a 360 day year. Prior to April
1, 2011, the aggregate amount of the credit facility was $10,000,000 and all the loans under this facility was available at the Borrower’s option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days) plus 1.50% per annum. During the six months ended June 30, 2011, the Fund did not borrow from the credit facility.

8. Securities Lending

The Fund may lend securities to qualified financial institutions. The Fund receives compensation in the form of fees, or retains a portion of the return on the investment of any cash received as collateral.  The Fund receives as collateral cash, U.S. government securities, or bank letters of credit valued greater than the value of the securities on loan. Cash is invested in a money market fund.  The value of the loaned securities is determined based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day.  Any increase or decrease in the value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan is retained by the Fund. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities default. The Fund has the right under the lending agreement to recover the loaned securities from the borrower on demand. The value of loaned securities and related collateral outstanding at June 30, 2011 were $1,267,585 and $1,282,832, respectively.

9. Foreign Securities Risk

Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities.  Moreover, securities in foreign issuers and markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

10. Capital Stock

At June 30, 2011, there were 2,610,050 shares of $.01 par value common stock outstanding and 500,000,000 shares authorized. There were no transactions in capital stock during the the six months ended June 30, 2011 and the year ended December 31, 2010, respectively.  At June 30, 2011, an affiliate of the Investment Manager owned approximately 24% of the Fund’s outstanding common stock.

11. Share Repurchase Program

In accordance with Section 23(c) of the Act, the Fund may from time to time repurchase its shares in the open market at the discretion of and upon such terms as the Board of Directors shall determine.  During the six months ended June 30, 2011 and the year ended December 31, 2010, the Fund did not repurchase any of its shares.

FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

12. Contingencies

The Fund indemnifies its officers and directors from certain liabilities that might arise from their performance of their duties for the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

13. Other Information

The Fund may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the investment objective and policies of the Fund.

14. Subsequent Events

The Fund has evaluated subsequent events through the date the financial statements were issued and has determined that no subsequent events have occurred that require additional disclosure in the financial statements.

FOXBY CORP.

FINANCIAL HIGHLIGHTS (UNAUDITED)

			Year Ended December 31,
	Six Months Ended June 30, 2011		2010	2009	2008	2007	2006
Per Share Operating Performance
(for a share outstanding throughout
each period)
Net asset value, beginning of period	$1.72		$1.65	$1.26	$3.43	$2.90	$2.50

Income from investment operations:
Net investment income (loss) (1)	–	(2)	(.01)	– (2)	(.04)	(.06)	(.04)
Net realized and unrealized gain (loss)
on investments	.01		.08	.39	(2.13)	.61	.44
Total from investment operations	.01		.07	.39	(2.17)	.55	.40

Less distributions:
Dividends from net investment income	–		–	–	–	(.02)	–

Net asset value, end of period	$1.73		$1.72	$1.65	$1.26	$3.43	$2.90

Market value, end of period	$1.20		$1.10	$1.02	$.55	$2.96	$2.41

Total Return (3)
Based on net asset value	0.58%		4.24%	30.95%	(63.27)%	19.09%	16.00%

Based on market price	9.09%		7.84%	85.45%	(81.42)%	23.67%	17.56%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,520		$4,491	$4,302	$3,297	$8,947	$7,560

Ratio of total expenses to average
net assets	1.92	%*	2.28%	2.61%	3.76%	2.77%	2.34%
Ratio of net expenses to average
net assets	1.92	%*	2.28%	2.61%	3.76%	2.77%	2.34%
Ratio of net expenses excluding loan
interest and fees to average net assets	1.90	%*	2.25%	2.56%	3.35%	2.18%	1.90%
Ratio of net investment income (loss) to
average net assets	(0.04	)%*	(0.41)%	0.09%	(1.71)%	(1.78)%	(1.44)%

Portfolio turnover rate	6.52%		4.49%	85.91%	78.13%	69.86%	110.67%

(1)	The per share amounts were calculated using the average number of common shares outstanding during the period.

(2)	The amount of net investment income was less than $.005 per share.

(3)
Total return on a market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of   each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan.  Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The calculation does not reflect brokerage commissions, if any.

* Annualized.

See notes to financial statements.
FOXBY CORP.

The additional information below and on the following pages is supplemental and not part of the unaudited financial statements of the Fund.

BOARD OF DIRECTORS’ ANNUAL APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT

The investment management agreement (the “Agreement”) between Foxby Corp. (the “Fund”) and the investment manager, CEF Advisers, Inc. (the “Investment Manager”), generally provides that the Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Directors of the Fund who are not parties to the Agreement, or interested persons of any such party and (ii) by the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund.

In considering the annual approval of the Agreement, the Board of Directors considered all relevant factors, including, among other things, information that had been provided at other Board meetings, as well as information furnished to the Board for the meeting held on March 8, 2011 to specifically consider the continuance of the Agreement.  Such information included, among other things, the following:  information comparing the management fees of the Fund with a peer group of broadly comparable funds; information regarding Fund investment performance in comparison to a relevant peer group of funds; the economic outlook and the general investment outlook in relevant investment markets; the Investment Manager’s results and financial condition and the overall organization of the Investment Manager; the allocation of brokerage and the benefits received by the Investment Manager as a result of brokerage allocation; the Investment Manager’s trading practices, including soft dollars; the Investment Manager’s management of relationships with custodians, transfer agents, pricing agents, brokers, and other service providers; the resources devoted to the Investment Manager’s compliance efforts undertaken on behalf of the Fund and the record of compliance with the compliance programs of the Fund and the Investment Manager, and their relevant affiliates; the quality, nature, cost, and character of the administrative and other noninvestment management services provided by the Investment Manager and its affiliates; the terms of the Agreement; the Investment Manager’s gifts and entertainment log; and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein.  The Board of Directors concluded that the Investment Manager is using soft dollars for the benefit of the Fund and its shareholders.  The directors further concluded that the Investment Manager is using the Fund’s assets for the benefit of the Fund and its shareholders and is acting in the best interests of the Fund.

The Board of Directors also considered the nature, extent, and quality of the management services provided by the Investment Manager.  In so doing, the Board considered the Investment Manager’s management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the Agreement.  The Board also took into account the time and attention to be devoted by management to the Fund.  The Board evaluated the level of skill required to manage the Fund and concluded that the resources available at the Investment Manager were appropriate to fulfill effectively its duties on behalf of the Fund. The directors also noted that the Investment Manager has managed the Fund for several years and indicated their belief that during the long relationship the investment manager had demonstrated being conscientious and capable in the best interests of the Fund.

The Board then received information concerning the investment philosophy and investment process applied by the Investment Manager in managing the Fund.  In this regard, the Board considered the Investment Manager’s in house research capabilities as well as other resources available to the Investment Manager’s personnel, including research services that may be available to the Investment Manager as a result of securities transactions effected for the Fund.  The Board concluded that the Investment Manager’s investment process, research capabilities, and philosophy were well suited to the Fund, given the Fund’s investment objective and policies.

In their review of comparative information with respect to Fund investment performance, the Board received comparative information, comparing the Fund’s performance to that of a peer group of investment companies pursuing broadly similar strategies.  The Board also considered performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. The Board discussed with personnel of the Investment Manager the factors that contributed to the Fund’s performance and the steps that the Investment Manager had taken, or intended to take, to seek to improve the Fund’s performance.

With respect to their review of the fee payable under the Agreement, the Board considered information comparing the Fund’s management fee and expense ratio to those of a peer group of broadly comparable funds.  The Board considered the mean and median of the management fees and expense ratios of the peer group.  The Board also considered the profitability of the Investment Manager from its association with the Fund. The Board considered that the Fund’s management fee was higher than the peer group mean and/or median.  In reviewing the information regarding the expense ratio of the Fund, the Board noted that although the Fund’s expense ratio was higher relative to its peer group, it was competitive with comparable funds in light of the quality of services received and the assets managed. The Board also evaluated any apparent or anticipated economies of scale in relation to the services the Investment Manager provides to the Fund.  The Board considered that the Fund is a closed end fund that does not continuously offer shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets.
Additional Information (Unaudited)
FOXBY CORP.

In reviewing the information regarding the expense ratio of the Fund, the Board concluded that, although the Fund’s expense ratio is within a higher range, it is competitive with comparable funds in light of the quality of services received and assets managed.

In addition to the factors mentioned above, the Board considered the fiduciary duty assumed by the Investment Manager in connection with the services rendered to the Fund and the business reputation of the Investment Manager and its financial resources. The Board also considered information regarding the character and amount of other incidental benefits received by the Investment Manager and its affiliates from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Investment Manager and its affiliates may receive, such as greater name recognition, affiliated brokerage commissions, or increased ability to obtain research services, appear to be reasonable, and may, in some cases, benefit the Fund.  The Board concluded that in light of the services rendered, the profits realized by the Investment Manager are not unreasonable.

The Board considered all relevant factors and did not consider any single factor as controlling in determining whether or not to renew the Agreement.  In assessing the information provided by the Investment Manager and its affiliates, the Board also noted that they were taking into consideration the benefits to shareholders of investing in a fund that is part of a fund complex which provides a variety of shareholder services.

Based on their consideration of the foregoing factors and conclusions, and such other factors and conclusions as they deemed relevant, and assisted by counsel, the Board concluded that the approval of the Agreement, including the fee structure, is in the best interests of the Fund.

Additional Information (Unaudited)

DIRECTORS AND OFFICERS

The following table sets forth certain information concerning the Directors currently serving on the Board of Directors of the Fund.  Unless otherwise noted, the address of record for the directors and officers is 11 Hanover Square, New York, New York 10005.

		Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director(3)
Name, Position(s) Held with Fund, Term of Office(1), Principal Occupation for Past
Five Years, and Age	Director Since

Class I Director

JAMES E. HUNT – He is a Limited Partner of Hunt Howe Partners LLC, executive recruiting consultants. He was born on December 14, 1930.	2004	6	0

Class II Director

BRUCE B. HUBER, CLU, ChFC, MSFS – Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate, and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ. He was born on February 7, 1930.	2004	6	0

Class III Director

PETER K. WERNER – Since 1996, he has been teaching, coaching, and directing a number of programs at The Governor's Academy of Byfield, MA. Currently, he serves as chair of the History Department. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading. He was born on August 16, 1959.	2002	6	0

Class IV Director

THOMAS B. WINMILL, ESQ.(4) – He is President, Chief Executive Officer, and Chief Legal Officer of the Fund, the other investment companies in the Fund Complex, the Investment Manager, Bexil Advisers LLC, and Midas Management Corporation (registered investment advisers, collectively, the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc. (formerly, Investor Service Center, Inc.) (registered broker-dealers, collectively, the “Broker- Dealers”), Bexil Corporation, and Winmill & Co. Incorporated (“Winco”). He is General Counsel of Tuxis Corporation. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), which currently manage the Fund, Dividend and Income Fund, Inc., and Midas Perpetual Portfolio, Inc., and he is the portfolio manager of Midas Fund, Inc. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is the son of Bassett S. Winmill. was born on June 25, 1959.
	2002	6	Eagle Bulk Shipping Inc.

Class V Director

BASSETT S. WINMILL(4) – Chief Investment Strategist since 2011. He is also Chief Investment Strategist of the Advisers, Chairman of the Board of Bexil Corporation, Winco, Tuxis Corporation, and two of the investment companies in the Fund Complex, and portfolio manager of Foxby Corp. and Midas Magic, Inc. He is a member of the IPCs. He also is a member of the New York Society of Security Analysts, the Association for Investment Management and Research, and the International Society of Financial Analysts. He is the father of Thomas B. Winmill. He was born on February 10, 1930.	2007	2	0

Additional Information (Unaudited)
FOXBY CORP.

(1)
Directors not elected annually shall be deemed to be continuing in office until after the time at which an annual meeting is required to be held under Maryland law, the Fund’s Charter or Bylaws, the Act, or other applicable law.

(2)
The Fund Complex is comprised of the Fund, Dividend and Income Fund, Inc., Global Income Fund, Inc., Midas Fund, Inc., Midas Magic, Inc., and Midas Perpetual Portfolio, Inc. which are managed by the Investment Manager and its affiliates.

(3)	Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Act, excluding those within the Fund Complex.

(4)	He is an “interested person” of the Fund as defined in the Act due to his affiliation with the Investment Manager.

Messrs. Huber, Hunt, and Werner serve on the Audit and Nominating Committees of the Board.  Mr. Thomas Winmill serves on the Executive Committee of the Board. Each of the directors serves on the Continuing Directors Committee of the Board.

The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below.

Name and Age	Position(s) Held with Fund, Term of Office*, Principal Occupation for the Past 5 Years

Heidi Keating Born March 28, 1959	Vice President since 2002. She is also Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil Corporation, Winco, and Tuxis Corporation. She is a member of the IPCs.

Thomas O’Malley Born on July 22, 1958
Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer since 2005. He is also Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil Corporation, Winco, and Tuxis Corporation. He is a certified public accountant.

John F. Ramirez, Esq. Born on April 29, 1977
Chief Compliance Officer, AML Officer, Vice President, and Secretary since 2005. He is also Chief Compliance Officer, AML Officer, Vice President, and Secretary of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil Corporation, Winco, and Tuxis Corporation. He is a member of the IPCs. He also is a member of the New York State Bar and the Chief Compliance Officer Committee and the Compliance Advisory Committee of the Investment Company Institute.

Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually. The officers were last elected on December 8, 2010.

Additional Information (Unaudited)
FOXBY CORP.

PROXY VOTING

The Fund’s Proxy Voting Guidelines, as well as its voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-344-6310, on the Securities and Exchange Commission (“SEC”) website at www.sec.gov, and on the Fund’s website at www.FoxbyCorp.com.

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available to shareholders on its website at www.FoxbyCorp.com.

FOXBYCORP.COM

Visit us on the web at www.FoxbyCorp.com.  The site provides information about the Fund including market performance, net asset value, dividends, press releases, and shareholder reports.  For further information, please email us at info@FoxbyCorp.com.

FUND INFORMATION

Investment Manager	Stock Transfer Agent and Registrar
CEF Advisers, Inc.	IST Shareholder Services
11 Hanover Square	209 West Jackson Blvd., Suite 903
New York, NY 10005	Chicago, IL 60606
www.cefadvisers.com	www.ilstk.com
1-212-344-6310	1-800-757-5755

Additional Information (Unaudited)
FOXBY CORP.

Cautionary Note Regarding Forward Looking Statements -

This report contains “forward looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; closed end fund industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may in the future, purchase shares of its common stock in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

FOXBY
CORP.

11 Hanover Square
New York, NY 10005

Printed on recycled paper
FXBY - SAR 6/11

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchase.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's most recent fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Foxby Corp.

September 8, 2011	By: /s/ Thomas B. Winmill
Thomas B. Winmill
President

Foxby Corp.

September 8, 2011	By: /s/ Thomas O’Malley
Thomas O’Malley
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Foxby Corp.

September 8, 2011	By: /s/ Thomas B. Winmill
Thomas B. Winmill
President

Foxby Corp.

September 8, 2011	By: /s/ Thomas O’Malley
Thomas O’Malley
Chief Financial Officer